LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2000

Seeking growth of capital

KEMPER TECHNOLOGY FUND

        "... We maintain a focus on quality, established companies. As such, our participation in pure-play Internet stocks was limited to only the fundamentally strong names. And during this period, our more modest investment in Internet stocks worked to our advantage as most experienced deep declines in March and
                                                                     April. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
15
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
20
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER TECHNOLOGY FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                                                            LIPPER SCIENCE &
                                                 KEMPER TECHNOLOGY FUND      KEMPER TECHNOLOGY FUND         TECHNOLOGY FUNDS
KEMPER TECHNOLOGY FUND CLASS A                           CLASS B                     CLASS C                CATEGORY AVERAGE*
------------------------------                   ----------------------      ----------------------         -----------------
53.31                                                     52.53                       52.70                       51.91

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

INVESTMENT BY THE FUND IN EMERGING TECHNOLOGY COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN MORE ESTABLISHED COMPANIES.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/00   10/31/99
 .........................................................
    KEMPER TECHNOLOGY FUND CLASS
    A                               $30.43     $21.29
 .........................................................
    KEMPER TECHNOLOGY FUND CLASS
    B                               $27.74     $19.62
 .........................................................
    KEMPER TECHNOLOGY FUND CLASS
    C                               $28.20     $19.91
 .........................................................

 KEMPER TECHNOLOGY FUND
 LIPPER RANKINGS AS OF 4/30/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS
 CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR        #49 of 107 funds      #53 of 107 funds      #52 of 107 funds
 ....................................................................................
    5-YEAR        #14 of 31 funds       #18 of 31 funds       #17 of 31 funds
 ....................................................................................
    10-YEAR       #10 of 12 funds             N/A                   N/A
 ....................................................................................
    15-YEAR        #6 of 8 funds              N/A                   N/A
 ....................................................................................
    20-YEAR        #2 of 3 funds              N/A                   N/A
 ....................................................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, KEMPER TECHNOLOGY FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                            CLASS A  CLASS B  CLASS C
 .........................................................
    LONG-TERM CAPITAL GAIN   $1.54    $1.54    $1.54
 .........................................................
    SHORT-TERM CAPITAL
    GAIN                     $0.40    $0.40    $0.40
 .........................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Data by Morningstar, Inc. Chicago, IL.
BOX] (312) 696-6000. The Morningstar Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.
CAPITALIZATION/MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

SEMICONDUCTOR The essential parts that make it possible to build small, inexpensive electronic systems.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in a company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER,

As we enter summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.
  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation, and raised interest rates by half a percentage point (0.50%) accordingly on May 16. The Fed's move puts the benchmark federal funds rate at 6.5 percent, its highest level since February 1991, and the more symbolic discount rate at 6.0 percent.
  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show few signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats. Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.
  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.
  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.
  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.
  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.
  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.
  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.
  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.
  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.
  Happily, financial markets got some better news along that front in late May and early June. A range of economic data, from retail sales to mortgage applications to the all-important employment report, began to point to somewhat softer economic growth. If the Fed believes that the economy is finally slowing in response to its tightening, the end of the rate hikes could be in sight. Markets certainly were willing to believe, and they staged a strong relief rally in late May and early June. While we don't expect a quick end to market volatility, a slowdown in growth would be most welcome, and would make the outlook for both stocks and bonds better for the remainder of the year.

Sincerely,

Scudder Kemper Investments Economics Group
THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[BURKART PHOTO]

JIM BURKART IS LEAD PORTFOLIO MANAGER OF KEMPER TECHNOLOGY FUND. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A MEMBER OF THE FIRM'S GLOBAL EQUITY GROUP. LEADING A TEAM OF FIVE PORTFOLIO MANAGERS, BURKART BRINGS MORE THAN 25 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND. BURKART'S TEAM DRAWS ON THE RESOURCES OF SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER TECHNOLOGY FUND'S SEMIANNUAL PERIOD -- NOVEMBER 1, 1999 THROUGH APRIL
30, 2000 -- WAS CHARACTERIZED BY VOLATILITY BROUGHT ABOUT BY A MOMENTUM MARKET PROPELLED BY THE EXPLOSIVE GROWTH OF TECHNOLOGY STOCKS, PARTICULARLY THOSE OF INTERNET-RELATED COMPANIES. DESPITE THIS VOLATILE MARKET ENVIRONMENT, THE FUND POSTED STRONG RETURNS FOR THE PERIOD. BELOW, LEAD PORTFOLIO MANAGER JIM BURKART DISCUSSES HOW HE MANAGED THE FUND IN THIS CHOPPY ENVIRONMENT AND HIS APPROACH TO TECHNOLOGY INVESTING.

Q     HOW DID KEMPER TECHNOLOGY FUND PERFORM DURING THE SEMIANNUAL PERIOD?

A     Despite sustained stock market volatility, the fund posted strong gains for the six months ended April 30, 2000. The fund gained 53.31 percent (Class A shares, unadjusted for any sales charges), while the Hambrecht & Quist technology index gained 49.05 percent and the S&P 500 gained 7.18 percent.

  While we're pleased with the fund's overall gain, the figure does not reflect the degree of volatility present during the period. The fund's return for the three-month period ended April 30 was much more modest at 9.70 percent (unadjusted for sales charges). This swing in performance illustrates the powerful ups and downs of technology stocks. It's always important to keep a long-term perspective when investing -- particularly when investing in technology stocks. Over the long term, Kemper Technology Fund has performed quite well but has not posted gains as strong as those in recent periods. The fund's average return (unadjusted for sales charges) for the 10-year period ended April 30 was 26.85 percent -- still an admirable return and one that is much more realistic over time.

Q     YOU MENTIONED THAT THE MARKET WAS QUITE VOLATILE. WHAT CAUSED THE
VOLATILITY?

A     Since 1998, technology stocks have enjoyed tremendous gains. As momentum in the technology sector increased, investors seemingly turned a blind eye to company fundamentals. New, smaller high-flying stocks -- many of them the untested, trendy "dot-com" stocks that we stay away from for the most part -- were grabbing headlines with strong performance. Investors eagerly awaited each new initial public offering (IPO) of anything Internet-related and propelled the valuations of these new companies to extraordinary levels. This excitement buoyed the entire technology sector even amid a backdrop of considerable volatility.

  By March, however, it was clear that these dot-com companies were not entirely invincible. Many began to struggle, and investors realized that a "com" at the end of a company name did not ensure an indiscriminate gain. Investors began to scrutinize new Internet-related IPOs more thoroughly and debated whether the high valuations in this group of companies were justified. As this happened, there was panic selling for about a week, pushing technology stocks into market--

PERFORMANCE UPDATE

correction territory. After the correction, investors returned to the technology market with renewed enthusiasm.

  The confidence was short-lived, however, and in April a more dramatic and sustained downturn took place. This downturn came on the heels of rulings against Microsoft by the federal government in its antitrust case. The ruling and subsequent decline in Microsoft's stock price gave investors pause to wonder whether the extreme valuations in the rest of the sector were justified.

  Although the entire technology sector suffered, it was (other than Microsoft) the Internet-related companies that declined most dramatically. Larger, more established technology companies, like those held by this fund, declined less.

Q     HOW DO YOU MANAGE THE FUND THROUGH PERIODS OF EXTREME VOLATILITY SUCH AS
THIS ONE?

A     When it comes to technology stocks, there can be plenty of buzz. Our job is to look beyond the trends and the noise and seek quality companies that have the ability to generate sustainable, powerful growth. Using rigorous, proprietary research, we target companies with:

- Sustainable, above-average earnings-per-share momentum

- Large, growing markets for their products or services

- Innovative management and products

- Excellent balance sheets

Q     HOW WAS THE FUND IMPACTED BY THE DECLINE IN MICROSOFT'S STOCK?

A     We hold a sizable position in Microsoft, so its legal troubles and decline in market value hurt the fund. Microsoft's antitrust fight created anxiety for investors and short-term stock price volatility because the court battle raises questions with no immediate answers. However, our fundamental analysis of Microsoft's business prospects shows that the company and its technology-sector peers are well positioned to expand sales and earnings in the coming months. We share management's view that Microsoft is worth more as one company than as two. We also believe Microsoft will prevail on appeal because of shortcomings in the government's case as well as a lack of evidence that consumers have been harmed.

  We believe the company's new Office 2000 product line will win wide marketplace acceptance this year. Microsoft is also well positioned to expand market share in computer servers, where it currently runs second to Sun Microsystems/ IBM's Unix platform and faces stiff competition from the Linux platform. In our view, a favorable product cycle should boost Microsoft's growth rate.

  We think that as the Microsoft court case moves to the time-consuming appeal stage, investors will begin to focus on the company's operations rather than the legal battle. Legal issues may become secondary to the company's improving fundamentals. Microsoft also appears to have the financial means to fight a breakup plan, and the litigation shouldn't adversely impact the company's bottom line. We think that there is a good chance that the breakup plan will be overturned on appeal.

  Based on our outlook for the company and its weakened stock price, we added to the fund's position in Microsoft.

Q     WHAT WORKED WELL FOR KEMPER TECHNOLOGY FUND?

A     Diversification among technology names and adherence to a strict investment discipline were key. Most technology stocks experienced wild swings. Anticipating rotations and trading issues is tough in any market, but it was almost impossible in this one.

  Overall, we enjoyed strong performance from our investments in semiconductors and component-based technology companies. These companies produce computer chips: the building blocks for cellular and wireless telecommunications, computers, calculators and a host of other goods. Top-performing semiconductor stocks included Xilinx and Applied Materials.

  Data-communications and telecommunications companies also provided strong returns. Cisco Systems and JDS Uniphase were some of the fund's top performers. These types of companies were propelled by their strong business results, which were much better than anticipated by the market.

Q     WAS THE FUND INVESTED IN INTERNET-RELATED COMPANIES?

A     We maintain a focus on quality, established companies. As such, our participation in pure-play Internet stocks was limited to only the fundamentally strong names. And during this period, our more modest investment in Internet stocks worked to our advantage as most experienced deep declines in March and April.

PERFORMANCE UPDATE

Q     THE FUND'S TOP 10 HOLDINGS INCLUDE SEVEN OF THE SAME NAMES THAT WERE
INCLUDED AT THE BEGINNING OF THE SEMIANNUAL PERIOD. IS IT PART OF YOUR STRATEGY TO BUY AND HOLD?

A     Absolutely. Before we buy a stock, we must believe in its long-term merits. We evaluate each stock, using rigorous proprietary fundamental research supplemented by quantitative measures. Once we've purchased a stock, we're not going to sell it because of short-term nonfundamental price changes. Also, we're very conscious of turnover, and we don't believe that constantly shifting the portfolio serves our shareholders.

Q     GIVEN THE CHALLENGES OF THE RECENT MARKET, WHAT IS YOUR OUTLOOK FOR
TECHNOLOGY INVESTING IN THE NEAR TERM?

A     It's important to remember that no one can predict with certainty how the markets or any sector will perform. However, we believe that the recent correction in technology stocks was normal and healthy. As mentioned before, this sector is always quite volatile. The run-up in valuations that had occurred, in our opinion, was not entirely justified.

  If the Federal Reserve Board is successful at dramatically slowing the current economic growth, we believe the tech sector will grow at a slower pace. We will continue to look for the companies with the strongest fundamentals and take advantage of price weaknesses to "nibble away" at those we want over the long term but didn't buy at higher prices. We'll look particularly at the semiconductor subsector. As the demand for better, faster data transmission continues to grow, many manufacturers are seeing orders accelerate and business fundamentals improve.

  Despite the market's recent challenges, we believe that over time, companies with strong franchises, skilled management and sustainable, consistent earnings growth can produce superior long-term returns. Especially in times of market turbulence, it's important to maintain a long-term outlook. We continue to believe that quality technology stocks offer excellent prospects for fund investors.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON*
DATA SHOWS THE PERCENTAGE OF THE STOCK HOLDINGS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON APRIL 30, 2000, AND ON OCTOBER 31, 1999.
[BAR GRAPH]

                                                                KEMPER TECHNOLOGY FUND AS OF       KEMPER TECHNOLOGY FUND AS OF
                                                                          4/30/00                            10/31/99
                                                                ----------------------------       ----------------------------
Technology+                                                                67.60                              69.70
Other                                                                       9.40                               5.50
Consumer nondurables                                                        9.30                               8.50
Communication services                                                      7.50                               7.20
Capital goods                                                               4.00                               6.90
Health care                                                                 1.60                               0.70
Financials                                                                  0.60                               1.50

+TECHNOLOGY SECTOR COMPARISON
DATA SHOWS THE PERCENTAGE OF TECHNOLOGY STOCKS IN FURTHER DETAIL IN THE PORTFOLIOS ON APRIL 30, 2000 AND OCTOBER 31, 1999.
[BAR GRAPH]

                                                                KEMPER TECHNOLOGY FUND AS OF       KEMPER TECHNOLOGY FUND AS OF
                                                                          4/30/00                            10/31/99
                                                                ----------------------------       ----------------------------
Computer software                                                           19.8                               23.1
Semiconductors                                                              17.9                               18.2
Diverse electronic products                                                 11.5                               11.1
Electronic components/distributions                                          9.5                                7.4
Electronic data processing                                                   5.6                                4.4
Edp peripherals                                                              3.3                                4.8
Office/plant automation                                                        0                                0.7

* Portfolio composition is subject to change.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS
Representing 29.4 percent of the fund's total common stock holdings on April 30, 2000.

              HOLDINGS                                                         PERCENT
--------------------------------------------------------------------------------------
1.            CISCO SYSTEMS                 Large, comprehensive supplier of     4.2%
                                            routing software and related
                                            systems that direct the flow of
                                            data between local networks.
--------------------------------------------------------------------------------------
2.            ORACLE                        A leading global provider of         3.6%
                                            database management software.
--------------------------------------------------------------------------------------
3.            INTEL                         Engaged in the design,               3.5%
                                            development, manufacture and sale
                                            of advanced semiconductors and
                                            integrated circuits.
--------------------------------------------------------------------------------------
4.            XILINX                        Designs, develops and markets        3.0%
                                            computer circuits and software
                                            design tools, and provides field
                                            engineering support.
--------------------------------------------------------------------------------------
5.            MOTOROLA                      Manufactures components, notably     2.9%
                                            semiconductors and electronic
                                            communications equipment.
--------------------------------------------------------------------------------------
6.            MICROSOFT                     Develops, markets and supports a     2.6%
                                            variety of software, operating
                                            systems and, language and
                                            application programs.
--------------------------------------------------------------------------------------
7.            DELL COMPUTER                 Dell Computer is a leading PC        2.6%
                                            maker and the world's #1
                                            direct-sale computer vendor. Its
                                            products include notebooks, PCs
                                            and network servers. Dell also
                                            markets a variety of peripherals
                                            and software for other
                                            manufacturers.
--------------------------------------------------------------------------------------
8.            JDS UNIPHASE                  JDS Uniphase makes laser             2.5%
                                            subsystems and equipment for
                                            fiber-optic telecommunications,
                                            signal processing, and
                                            laser-based semiconductor wafer
                                            inspection and analysis.
--------------------------------------------------------------------------------------
9.            APPLIED MATERIALS             A leading maker of the complex       2.4%
                                            manufacturing equipment used in
                                            semiconductor factories.
--------------------------------------------------------------------------------------
10.           NOKIA                         Nokia is the world's #1 mobile       2.1%
                                            phone maker, and its strength is
                                            in the fast-growing market for
                                            digital cell phones. Its products
                                            are divided among three
                                            divisions: networks, mobile
                                            phones, and other operations.
--------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TECHNOLOGY FUND
Portfolio of Investments at April 30, 2000 (Unaudited)

                                                                                     PRINCIPAL
    REPURCHASE AGREEMENTS--0.2%                                                        AMOUNT            VALUE
                                             State Street Bank and Trust
                                               Company, 5.680%, to be
                                               repurchased at $11,180,290 on
                                               05/01/2000 (a) (Cost $11,175,000)    $11,175,000      $   11,175,000
                                             --------------------------------------------------------------------------
    COMMERCIAL PAPER--9.2%
                                             Barton Capital Corp., 6.040%,
                                               05/23/2000                            21,000,000          20,922,487
                                             Bell Atlantic Network Funding
                                               Corp.:
                                               6.000%, 05/03/2000                     4,500,000           4,498,500
                                               6.010%, 05/22/2000                    50,000,000          49,824,708
                                               6.040%, 06/05/2000                    50,000,000          49,706,389
                                               6.100%, 05/31/2000                     3,000,000           2,984,750
                                             Colgate-Palmolive Co., 6.040%,
                                               06/15/2000                            10,000,000           9,924,500
                                             DaimlerChrysler NA, 6.020%,
                                               05/18/2000                            50,000,000          49,857,861
                                             Deutsche Bank Financial, Inc.:
                                               5.970%, 05/12/2000                    20,000,000          19,963,517
                                               6.010%, 05/26/2000                    30,000,000          29,874,792
                                               6.100%, 05/31/2000                    20,000,000          19,888,167
                                             Finova Capital Corp., Discount
                                               Note, 5.930%, 05/18/2000              20,000,000          19,941,444
                                             MCI WorldCom, Inc.:
                                               6.070%, 05/08/2000                    20,000,000          19,976,394
                                               6.070%, 05/12/2000                    30,000,000          29,944,358
                                               6.070%, 05/15/2000                    25,000,000          24,940,986
                                               6.070%, 05/16/2000                    25,000,000          24,936,771
                                               6.070%, 05/18/2000                     2,500,000           2,492,834
                                               6.140%, 05/30/2000                    15,000,000          14,925,808
                                             Private Export Funding Corp.:
                                               5.910%, 06/05/2000                    20,000,000          19,885,083
                                               5.940%, 06/20/2000                    25,000,000          24,793,750
                                               6.100%, 07/06/2000                    10,000,000           9,888,167
                                               6.380%, 07/25/2000                    30,000,000          29,548,083
                                             Wal-Mart Stores, Inc., 6.050%,
                                               05/03/2000                            18,689,000          18,682,718
                                             --------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (Cost $497,402,067)                                        497,402,067
                                             --------------------------------------------------------------------------
    COMMON STOCKS--90.6%                                                          NUMBER OF SHARES

    HEALTH--1.6%
    BIOTECHNOLOGY--1.6%
                                             Diversa Corp.*                             365,000           9,855,000
                                             Genentech, Inc.*                            95,600          11,185,200
                                             PE Corp-PE Biosystems Group              1,045,000          62,700,000
                                             --------------------------------------------------------------------------
                                                                                                         83,740,200

    HOSPITAL MANAGEMENT--0.0%
                                             FPA Medical Management, Inc. *               6,935                   1
                                             --------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                  NUMBER OF SHARES       VALUE

    MEDICAL SUPPLY & SPECIALTY--0.0%
                                             Fusion Medical Technologies, Inc.*           8,070      $      141,225
                                             Survivalink Corp.*(b)                      150,000             450,000
                                             Survivalink Corp., Warrants*(b)            110,000             495,000
                                             Trex Medical Corp.*                         60,000             165,000
                                             --------------------------------------------------------------------------
                                                                                                          1,251,225

    PHARMACEUTICALS--0.0%
                                             Pharmos Corp.*                             411,349           1,799,652
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--6.3
    CELLULAR TELEPHONE--2.5%
                                             Nextel Communications, Inc. "A"*           200,000          21,887,500
                                             Nokia Oyj (ADR)                          1,967,000         111,873,125
                                             --------------------------------------------------------------------------
                                                                                                        133,760,625

    TELEPHONE/ COMMUNICATIONS--3.8%
                                             Efficient Networks, Inc.*                   20,597           1,354,253
                                             ICG Communications, Inc.*                    7,270             216,283
                                             JDS Uniphase Corp.*                      1,280,000         132,720,000
                                             Nortel Networks Corp.                      600,000          67,950,000
                                             --------------------------------------------------------------------------
                                                                                                        202,240,536
-----------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.6%
    CONSUMER FINANCE--0.0%
                                             Onyx Acceptance Corp.*                      14,905              70,799
                                             --------------------------------------------------------------------------

    OTHER FINANCIAL COMPANIES--0.6%
                                             Adams Capital Management, L.P, 3.6%
                                               limited partnership interest*(b)       1,724,000           3,536,386
                                             Alloy Ventures 2000, L.P., 3.1%
                                               limited partnership interest*(b)         500,000             500,000
                                             Asset Management Association 1996,
                                               L.P., 2.5% limited partnership
                                               interest*(b)                           1,900,000           2,388,462
                                             Asset Management Association 1998,
                                               L.P., 3.5% limited partnership
                                               interest*(b)                           2,400,000           2,945,910
                                             Crosspoint Venture Partners 1993,
                                               L.P., 3.1% limited partnership
                                               interest*(b)                           1,500,000           5,169,894
                                             GeoCapital III. L.P., 5.0% limited
                                               partnership interest*(b)               2,000,000             786,793
                                             GeoCapital IV, L.P., 2.9% limited
                                               partnership interest*(b)               3,000,000           5,036,810
                                             Med Venture Associates II, L.P.,
                                               6.1% limited partnership
                                               interest*(b)                           1,800,000           1,927,628
                                             Med Venture Associates III, L.P.,
                                               2.7% limited partnership
                                               interest*(b)                             950,000           1,014,656
                                             Sevin Rosen Fund V, L.P., 2.8%
                                               limited partnership interest*(b)       2,865,000           4,080,723
                                             W.R. Hambrecht*                            140,000           7,000,000
                                             --------------------------------------------------------------------------
                                                                                                         34,387,262
-----------------------------------------------------------------------------------------------------------------------

    MEDIA--1.2%
    CABLE TELEVISION
                                             AT&T Corp. -- Liberty Media Group
                                               "A"*                                     600,000          29,962,500
                                             EchoStar Communications Corp. "A"*         533,600          33,983,650
                                             --------------------------------------------------------------------------
                                                                                                         63,946,150
-----------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--9.3%
    EDP SERVICES--3.8%
                                             Electronic Data Systems Corp.              900,000          61,875,000
                                             First Data Corp.                           520,000          25,317,500
                                             Sapient Corp.*                             700,000          55,431,250
                                             VeriSign, Inc.*                            459,600          64,056,750
                                             --------------------------------------------------------------------------
                                                                                                        206,680,500

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                  NUMBER OF SHARES       VALUE

    MISCELLANEOUS COMMERCIAL
      SERVICES--1.9%
                                             Diamond Technology Partners Inc.*          350,000      $   27,693,750
                                             Siebel Systems, Inc. *                     600,000          73,725,000
                                             --------------------------------------------------------------------------
                                                                                                        101,418,750

    MISCELLANEOUS CONSUMER SERVICES--3.6%
                                             Infospace.com, Inc.*                       800,000          57,450,000
                                             Yahoo!, Inc.*                              800,000         104,200,000
                                             eBay, Inc. *                               200,000          31,837,500
                                             --------------------------------------------------------------------------
                                                                                                        193,487,500
-----------------------------------------------------------------------------------------------------------------------

    DURABLES--2.0%
    TELECOMMUNICATIONS EQUIPMENT
                                             Com21, Inc.*                                28,824             807,072
                                             Tellabs, Inc. *                          2,000,000         109,625,000
                                             --------------------------------------------------------------------------
                                                                                                        110,432,072
-----------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--2.0%
    ELECTRICAL PRODUCTS--0.0%
                                             Conductus, Inc.*                            18,493             295,888
                                             --------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--1.1%
                                             Corning, Inc.                              300,000          59,250,000
                                             --------------------------------------------------------------------------

    OFFICE EQUIPMENT/ SUPPLIES--0.9%
                                             Lexmark International Group, Inc.
                                               "A"*                                     400,000          47,200,000
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--67.6%
    COMPUTER SOFTWARE--19.8%
                                             Advanced Digital Information Corp.*      1,000,000          24,562,500
                                             BEA Systems, Inc.*                       1,600,000          77,200,000
                                             Brocade Communications Systems,
                                               Inc.*                                    888,166         110,132,584
                                             Business Objects, S.A.*                    300,000          29,362,500
                                             Celera Genomics*                           250,000          20,625,000
                                             Computer Associates International,
                                               Inc.                                   1,400,000          78,137,500
                                             Cysive Inc.*                               300,000          16,331,250
                                             I2 Technologies Inc.*                      550,200          71,113,350
                                             Intuit, Inc.*                            2,030,000          72,953,125
                                             Microsoft Corp.*                         1,997,400         139,318,650
                                             Oracle Corp.*                            2,400,000         191,850,000
                                             Parametric Technology Corp.*             1,100,000           8,971,875
                                             Rational Software Corp.*                   800,000          68,100,000
                                             RealNetworks, Inc.*                        300,000          14,287,500
                                             SAP AG (Sponsored ADR)                     800,000          39,300,000
                                             Sycamore Networks, Inc.*                   722,700          56,731,950
                                             Vignette Corp.*                          1,057,000          50,934,188
                                             --------------------------------------------------------------------------
                                                                                                      1,069,911,972

    DIVERSE ELECTRONIC PRODUCTS--11.5%
                                             Applied Materials, Inc.*                 1,280,000         130,320,000
                                             Dell Computer Corp.*                     2,750,000         137,843,750
                                             Foundry Networks, Inc.*                    275,000          25,025,000
                                             Motorola, Inc.                           1,330,000         158,353,125
                                             Solectron Corp.*                         1,340,000          62,728,750
                                             Teradyne, Inc.*                            943,700         103,807,000
                                             --------------------------------------------------------------------------
                                                                                                        618,077,625

    EDP PERIPHERALS--3.3%
                                             EMC Corp.*                                 400,000          55,575,000
                                             Mercury Interactive Corp.*                 657,600          59,184,000
                                             VERITAS Software Corp.*                    600,000          64,359,375
                                             --------------------------------------------------------------------------
                                                                                                        179,118,375

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                  NUMBER OF SHARES       VALUE

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--9.5%
                                             Applied Micro Circuits Corp*               350,000      $   45,106,250
                                             Broadcom Corp.*                            200,000          34,475,000
                                             Celestica Inc.*                          1,209,700          66,004,256
                                             Cisco Systems, Inc.*                     3,270,858         226,762,452
                                             Juniper Networks, Inc.*                    297,900          63,359,606
                                             Molex Inc. "A"                           1,006,250          40,250,000
                                             PMC-Sierra, Inc.*                          200,000          38,375,000
                                             --------------------------------------------------------------------------
                                                                                                        514,332,564

    ELECTRONIC DATA PROCESSING--5.6%
                                             Compaq Computer Corp.                    2,263,600          66,210,300
                                             Hewlett-Packard Co.                        205,000          27,675,000
                                             International Business Machines
                                               Corp.                                    270,000          30,138,750
                                             Seagate Technology, Inc.*                1,500,000          76,218,750
                                             Sun Microsystems, Inc.*                  1,128,800         103,779,050
                                             --------------------------------------------------------------------------
                                                                                                        304,021,850

    SEMICONDUCTORS--17.9%
                                             Conexant Systems, Inc.*                    404,000          24,189,500
                                             Intel Corp.                              1,501,400         190,396,288
                                             KLA Tencor Corp.*                        1,200,000          89,850,000
                                             Linear Technology Corp.                  1,400,000          79,975,000
                                             Maxim Integrated Products Inc.*          1,250,000          81,015,625
                                             Micron Technology, Inc.*                   550,000          76,587,500
                                             STMicroelectronics N.V. (New York
                                               shares)                                  400,000          75,875,000
                                             Sanmina Corp.*                           1,200,000          72,075,000
                                             Texas Instruments, Inc.                    664,800         108,279,300
                                             Transwitch Corp.*                           30,201           2,659,576
                                             Xilinx, Inc.*                            2,238,800         163,992,100
                                             --------------------------------------------------------------------------
                                                                                                        964,894,889
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $2,705,150,436)                                    4,890,318,435
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $3,213,727,503)(c)                                $5,398,895,502
                                             --------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing.

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

(b) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At April 30, 2000, the value of the Fund's restricted securities was $28,332,262 which represented 0.5% of net assets.

                                                        DATE OF                 NUMBER
      SECURITY DESCRIPTION                            ACQUISITION             OF SHARES                 COST
      -----------------------------------------------------------------------------------------------------------
                                                    September 1997           3.6% limited
      Adams Capital Management, L.P.                 to April 1999       partnership interest          $1,477,817
      -----------------------------------------------------------------------------------------------------------
                                                                             3.1% limited
      Alloy Ventures 2000, L.P.                       April 2000         partnership interest             500,000
      -----------------------------------------------------------------------------------------------------------
                                                       June 1996             2.5% limited
      Asset Management Associates 1996, L.P.         to March 1998       partnership interest           1,743,204
      -----------------------------------------------------------------------------------------------------------
                                                                             3.5% limited
      Asset Management Associates 1998, L.P.           May 1998          partnership interest           1,200,000
      -----------------------------------------------------------------------------------------------------------
                                                      April 1993             3.1% limited
      Crosspoint Venture Partners 1993, L.P.         to March 1998       partnership interest             727,982
      -----------------------------------------------------------------------------------------------------------
                                                     December 1993           5.0% limited
      GEO Capital III, L.P.                          to March 1998       partnership interest           1,305,070
      -----------------------------------------------------------------------------------------------------------
                                                      April 1996             2.9% limited
      GEO Capital IV, L.P.                           to March 1998       partnership interest           2,572,648
      -----------------------------------------------------------------------------------------------------------
                                                       May 1996              6.1% limited
      Med Venture Associates II, L.P.                to March 1998       partnership interest           1,413,540
      -----------------------------------------------------------------------------------------------------------
                                                                             2.7% limited
      Med Venture Associates III, L.P.              September 1998       partnership interest             550,000
      -----------------------------------------------------------------------------------------------------------
                                                      April 1996             2.8% limited
      Sevin Rosen Fund V, L.P.                       to March 1998       partnership interest           2,155,004
      -----------------------------------------------------------------------------------------------------------
      Survivalink Corp.
        common stock                                 December 1995          150,000 shrs.          3.00 per share
        warrants expiring 2001                      to October 1996         110,000 shrs.          4.50 per share
      -----------------------------------------------------------------------------------------------------------

(c) The cost for federal income tax purposes was $3,213,727,503. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $2,185,167,999. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,377,212,024 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $192,044,025.

                                ACRONYM                  NAME
                                -------       ---------------------------
                                 ADR          American Depository Receipt

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)

ASSETS
Investments, at value (cost $3,213,727,503)                     $5,398,895,502
------------------------------------------------------------------------------
Cash                                                                       134
------------------------------------------------------------------------------
Receivable for investments sold                                     13,441,741
------------------------------------------------------------------------------
Dividend receivable                                                     97,254
------------------------------------------------------------------------------
Interest receivable                                                      5,289
------------------------------------------------------------------------------
Receivable for Fund shares sold                                     12,622,107
------------------------------------------------------------------------------
Foreign taxes recoverable                                                6,800
------------------------------------------------------------------------------
TOTAL ASSETS                                                     5,425,068,827
------------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   68,036,166
------------------------------------------------------------------------------
Interest payable                                                         2,840
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                    11,476,600
------------------------------------------------------------------------------
Accrued management fee                                               2,261,643
------------------------------------------------------------------------------
Accrued distribution services fee                                      800,950
------------------------------------------------------------------------------
Accrued administrative services fee                                    157,576
------------------------------------------------------------------------------
Other accrued expenses                                               2,717,390
------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   85,453,165
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $5,339,615,662
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Accumulated net investment loss                                 $  (14,450,167)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions                                                   2,185,167,999
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               559,654,484
------------------------------------------------------------------------------
Paid-in-capital                                                  2,609,243,346
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $5,339,615,662
------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($3,771,756,905 / 123,963,060 shares outstanding
  of beneficial interest, $.01 par value,
  unlimited number of shares authorized)                                $30.43
------------------------------------------------------------------------------
  Maximum offering price per share
  (100/94.25 of $30.43)                                                 $32.29
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,269,492,960 / 45,777,555 shares outstanding
  of beneficial interest, $.01 par value,
  unlimited number of shares authorized)                                $27.74
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price
  (subject to contingent deferred sales charge) per share
  ($229,741,306 / 8,148,996 shares outstanding
  of beneficial interest, $.01 par value,
  unlimited number of shares authorized)                                $28.20
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price
  (subject to contingent deferred sales charge) per share
  ($68,624,491 / 2,221,532 of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                $30.90
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $35,147)            $    1,303,846
------------------------------------------------------------------------------
Interest                                                            11,443,450
------------------------------------------------------------------------------
Total income                                                        12,747,296
------------------------------------------------------------------------------
Expenses:
Management fee                                                      12,167,719
------------------------------------------------------------------------------
Services to shareholders                                             5,046,387
------------------------------------------------------------------------------
Custodian fees                                                          70,492
------------------------------------------------------------------------------
Distribution services fees                                           4,311,482
------------------------------------------------------------------------------
Administrative services fees                                         4,584,691
------------------------------------------------------------------------------
Auditing                                                                28,028
------------------------------------------------------------------------------
Legal                                                                    4,914
------------------------------------------------------------------------------
Trustees' fees and expenses                                             17,472
------------------------------------------------------------------------------
Reports to shareholders                                                842,026
------------------------------------------------------------------------------
Registration fees                                                      268,125
------------------------------------------------------------------------------
Other                                                                   22,679
------------------------------------------------------------------------------
Total expenses, before expense reductions                           27,364,015
------------------------------------------------------------------------------
Expense reductions                                                    (166,552)
------------------------------------------------------------------------------
Total expenses, after expense reductions                            27,197,463
------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (14,450,167)
------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized (loss) gain from investments                          560,810,428
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on investment transactions                                       985,836,999
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                       1,546,647,427
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $1,532,197,260
------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                (UNAUDITED)
                                                                SIX MONTHS            YEAR
                                                                   ENDED             ENDED
                                                                 APRIL 30,        OCTOBER 31,
                                                                -----------       -----------
                                                                   2000               1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                  $   (14,450,167)      (10,480,844)
-----------------------------------------------------------------------------------------------
Net realized gain (loss)                                          560,810,428       287,902,266
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                        985,836,999       945,575,003
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                      1,532,197,260     1,222,996,425
-----------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains:
    Class A                                                      (209,002,934)      (97,069,394)
-----------------------------------------------------------------------------------------------
    Class B                                                       (56,592,200)      (12,197,350)
-----------------------------------------------------------------------------------------------
    Class C                                                        (9,101,835)       (1,786,861)
-----------------------------------------------------------------------------------------------
    Class I                                                        (3,494,975)       (1,658,273)
-----------------------------------------------------------------------------------------------
                                                                 (278,191,944)     (112,711,878)
-----------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                       2,815,718,572     3,245,525,430
-----------------------------------------------------------------------------------------------
Reinvestment of distributions                                     584,928,560        92,103,833
-----------------------------------------------------------------------------------------------
Cost of shares redeemed                                        (2,120,687,526)   (2,890,254,060)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                    1,279,959,596       447,375,203
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                               2,533,964,912     1,557,659,750
-----------------------------------------------------------------------------------------------
Net assets at beginning of period                               2,805,650,750     1,247,991,000
-----------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of $14,450,167 at April 30, 2000)             $ 5,339,615,662     2,805,650,750
-----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                              CLASS A
                                            (UNAUDITED)
                                            SIX MONTHS
                                              ENDED                          YEARS ENDED OCTOBER 31,
                                            APRIL 30,     -------------------------------------------------------------
                                               2000         1999         1998         1997        1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year              $21.29        11.77        13.13        13.16      14.63      11.50
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                  (.06)        (.06)        (.04)        (.06)      (.08)      (.03)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                          11.14        10.65          .82         2.14        .74       4.66
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                 11.08        10.59          .78         2.08        .66       4.63
-----------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain on
investment transactions                          (1.94)       (1.07)       (2.14)       (2.11)     (2.13)     (1.50)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $30.43        21.29        11.77        13.13      13.16      14.63
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                           53.31*       94.71         8.21        17.11       7.83      47.30
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)  $3,771,757    2,233,116    1,083,864    1,074,848    971,140    957,565
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                .94**        .93          .92          .89        .89        .88
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                .94**        .93          .92          .89        .89        .88
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (.39)**      (.38)        (.37)        (.42)      (.62)      (.23)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         75**         59          146          192        121        105
-----------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                    (UNAUDITED)
                                                    SIX MONTHS
                                                      ENDED                      YEARS ENDED OCTOBER 31,
                                                    APRIL 30,     -----------------------------------------------------
                                                       2000        1999       1998       1997       1996      1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                      $19.62      11.03      12.54      12.77     14.39     11.45
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                         (0.19)      (.22)      (.14)      (.18)     (.19)     (.15)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                  10.25       9.88        .77       2.06       .70      4.59
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                         10.06       9.66        .63       1.88       .51      4.44
-----------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain on
investment transactions                                  (1.94)     (1.07)     (2.14)     (2.11)    (2.13)    (1.50)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $27.74      19.62      11.03      12.54     12.77     14.39
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                   52.53*     92.59       7.24      15.91      6.76     45.65
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)          $1,269,493    465,164    127,238    105,299    69,712    41,034
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           1.91**     1.92       1.85       1.85      1.87      1.82
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)            1.91**     1.92       1.85       1.85      1.87      1.82
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                (1.36)**   (1.37)     (1.30)     (1.38)    (1.60)    (1.17)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 75**       59        146        192       121       105
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                    CLASS C
                                           (UNAUDITED)
                                           SIX MONTHS
                                             ENDED                 YEARS ENDED OCTOBER 31,
                                           APRIL 30,     --------------------------------------------
                                             2000         1999     1998     1997    1996    1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year            $19.91      11.17    12.64    12.85   14.45   11.45
-----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)               (0.18)      (.21)    (.14)    (.17)   (.18)   (.15)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                     10.41      10.02      .81     2.07     .71    4.65
-----------------------------------------------------------------------------------------------------
Total from investment operations               10.23       9.81      .67     1.90     .53    4.50
-----------------------------------------------------------------------------------------------------
Less distribution from net realized gain
on investment transactions                     (1.94)     (1.07)   (2.14)   (2.11)  (2.13)  (1.50)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                  $28.20      19.91    11.17    12.64   12.85   14.45
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                         52.70*     92.68     7.57    15.98    6.88   46.23
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
thousands)                                  $229,741     73,285   17,500    9,572   4,127   1,577
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  1.81**     1.82     1.81     1.82    1.82    1.76
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  1.81**     1.82     1.81     1.82    1.82    1.76
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      (1.26)**   (1.27)   (1.26)   (1.35)  (1.55)  (1.11)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       75**       59      146      192     121     105
-----------------------------------------------------------------------------------------------------

                                                                       CLASS I
                                           (UNAUDITED)
                                           SIX MONTHS
                                             ENDED             YEARS ENDED OCTOBER 31,          JULY 3 TO
                                           APRIL 30,     ------------------------------------   OCTOBER 31,
                                             2000         1999     1998      1997      1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $21.54      11.86    13.19     13.20     14.64       12.72
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)               (0.01)      (.02)    (.02)     (.04)     (.07)       (.02)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                     11.31      10.77      .83      2.14       .76        1.94
-----------------------------------------------------------------------------------------------------------
Total from investment operations               11.30      10.75      .81      2.10       .69        1.92
-----------------------------------------------------------------------------------------------------------
Less distribution from net realized gain
on investment transactions                     (1.94)     (1.07)   (2.14)    (2.11)    (2.13)         --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                $30.90      21.54    11.86     13.19     13.20       14.64
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                         53.74*     95.39     8.44     17.23      8.06       15.09*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
thousands)                                   $68,624     34,086   19,389    20,004    17,834      17,779
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  0.65**      .65      .67       .74       .76         .65**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  0.65**      .64      .67       .74       .76         .65**
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      (0.10)**    (.09)    (.12)     (.27)     (.49)       (.33)**
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       75**       59      196       192       121         105**
-----------------------------------------------------------------------------------------------------------

 * Not annualized.

 ** Annualized.

 (a) Based on monthly average shares outstanding during the period.

 (b) Total return does not reflect the effect of sales charge.

 (c) Total return would have been lower had certain expenses not been waived.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Technology Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or

NOTES TO FINANCIAL STATEMENTS

                             sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to is shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250 million of average daily net assets declining to 0.42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $12,167,719 for the six months ended April 30, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 2000 are $878,016.

                             For services under the distribution services agreement, the Fund pays KDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 2000 are $5,087,942.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to

NOTES TO FINANCIAL STATEMENTS

                             Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended April 30, 2000 are $4,584,691, of which $5,911 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $4,190,039 for the six months ended April 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $17,472 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                            $2,271,507,509

                             Proceeds from sales                   1,552,548,726

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                     SIX MONTHS ENDED
                                                                        APRIL 30,                      YEAR ENDED OCTOBER 31,
                                                                           2000                                 1999
                                                              ------------------------------       ------------------------------
                                                                 SHARES          AMOUNT               SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                 63,934,329   $ 1,952,158,297        163,261,120   $ 2,717,318,576
                                       ------------------------------------------------------------------------------------------
                                        Class B                 23,903,589       660,400,356         19,259,308       307,696,447
                                       ------------------------------------------------------------------------------------------
                                        Class C                  5,979,397       167,568,684         11,890,925       187,902,836
                                       ------------------------------------------------------------------------------------------
                                        Class I                  1,165,771        35,591,225          1,946,063        32,607,572
                                       ------------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 17,526,410       440,826,661          5,613,804        77,077,534
                                       ------------------------------------------------------------------------------------------
                                        Class B                  5,229,837       120,934,443            916,082        11,698,363
                                       ------------------------------------------------------------------------------------------
                                        Class C                    786,559        18,488,176            129,269         1,674,030
                                       ------------------------------------------------------------------------------------------
                                        Class I                    173,717         4,679,280             19,502         1,653,906
                                       ------------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (62,961,522)   (1,859,818,782)      (156,881,683)   (2,591,141,873)
                                       ------------------------------------------------------------------------------------------
                                        Class B                 (6,459,766)     (175,901,127)        (8,909,496)     (110,192,458)
                                       ------------------------------------------------------------------------------------------
                                        Class C                 (2,298,245)      (63,279,646)        (9,905,701)     (154,042,977)
                                       ------------------------------------------------------------------------------------------
                                        Class I                   (700,600)      (21,687,971)        (2,117,558)      (34,876,753)
                                       ------------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                    550,563        16,616,511            837,002        13,856,275
                                       ------------------------------------------------------------------------------------------
                                        Class B                   (601,639)      (16,616,511)          (902,208)      (13,856,275)
                                       ------------------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE
                                        TRANSACTIONS                         $ 1,279,959,596                      $   447,375,203
                                       ------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended, the Fund's custodian fees and transfer agent fees were reduced by $12,731 and $153,821, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and Secretary      Assistant Secretary
LINDA C. COUGHLIN                 JOHN R. HEBBLE                    BRENDA LYONS
Trustee                           Treasurer                         Assistant Treasurer
DONALD L. DUNAWAY                 JAMES BURKHART
Trustee                           Vice President
ROBERT B. HOFFMAN                 ANN M. MCCREARY
Trustee                           Vice President
DONALD R. JONES                   KATHRYN L. QUIRK
Trustee                           Vice President
THOMAS W. LITTAUER                WILLIAM F. TRUSCOTT
Trustee and Vice President        Vice President
SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AGENT                       STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth
Style prospectus.
KTF - 3 (6/25/00) 1114130
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)